Item 1: Report to Shareholders

Spectrum Funds	December 31, 2005

The views and opinions in this report were current as of December 31, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Despite a series of challenges, the global financial markets enjoyed positive performance in 2005. Gains were modest overall, however, as the markets faced a number of obstacles, from soaring energy prices to a devastating U.S. hurricane season to a stronger U.S. dollar. International stocks posted the best returns, followed by domestic stocks, while bonds lagged. The performance of the Spectrum Funds reflected these results.

MARKET ENVIRONMENT

The global economic environment remained resilient despite the dampening effect of higher energy prices. The strongest growth occurred in emerging markets and Japan, where the economy appeared to be finally on the road to recovery after a prolonged slump. In the U.S., the economy slowed somewhat from its torrid growth rate in 2004 but continued to expand at an above-average rate. To keep the economy from overheating, the Federal Reserve raised short-term interest rates eight times in 2005, for a total of 13 rate hikes since mid-2004—the longest sequence of Fed rate increases in more than 25 years. The Fed’s actions boosted the federal funds target rate to 4.25%, its highest level since May 2001.

The U.S. stock market advanced for the third consecutive year in 2005. Stocks struggled early in the year as record-high oil prices and the Fed’s rate hikes weighed on investor confidence. Two destructive late-summer hurricanes also hampered market performance. Nonetheless, stocks rebounded in the last six months of the year thanks to solid economic growth, brisk merger activity, and better-than-expected corporate earnings.

As the table shows, the major U.S. stock indexes gained about 5%. Mid-cap stocks were the top performers, posting double-digit gains for the year, while large-cap stocks outperformed their small-cap counterparts for the first time since 1998. As measured by Russell indexes, value stocks surpassed growth across all market capitalizations, but the margin was narrow as growth stocks came on strong in the second half of the year.

International stocks posted very strong returns, outpacing the domestic market for the fourth straight calendar year. Overseas markets declined in the first six months of 2005 as the U.S. dollar strengthened against major foreign currencies. But the dollar stabilized over the last half of the year, and improving economic conditions and relatively low interest rates fueled a sharp rally in overseas equity markets. Virtually every region in the world posted positive results for the year. Emerging markets were the best performers, led by Latin America and Eastern Europe. Among developed markets, Japan registered the biggest advance, followed by other Asian markets, while Europe generated modest gains.

The factors supporting the rally in stocks created headwinds for the U.S. bond market. Nonetheless, bonds managed to produce positive results. Short-term bond yields rose, tracking the Fed’s rate hikes, but longer-term bond yields were relatively stable as inflation (excluding energy) remained contained. By the end of the year, short- and long-term bond yields were virtually even. Sector returns in the bond market were generally modest across the board. Long-term Treasury bonds posted strong results as long-term yields declined. Mortgage-backed securities and high-yield corporate bonds also performed well, especially in the last six months, while investment-grade corporate bonds lagged.

The dollar’s rise led to generally negative returns for overseas bonds in 2005. Emerging market bonds, which are often dollar denominated, were an exception and produced healthy gains. The J.P. Morgan Emerging Markets Bond Index Plus returned 11.86%, while the J.P. Morgan Non-U.S. Dollar Government Bond Index returned -9.24%.

SPECTRUM GROWTH FUND

As the table shows, your fund fared well in 2005, returning 9.28% and 9.47% for the 6- and 12-month periods ended December 31, 2005, respectively. The fund outperformed the S&P 500 Index and its Lipper peer group index in both time periods. The fund’s outperformance was powered by strong returns from its international holdings, as well as its small-cap position.

Every component within the portfolio posted positive returns for the year, led by the international holdings. The best performer was Emerging Markets Stock, although we trimmed our exposure over the period given growing risks within this sector. Both International Stock and International Growth & Income registered double-digit gains and outperformed the MSCI EAFE Index, a broad measure of foreign stock performance.

Among the portfolio’s domestic stock holdings, the small-cap New Horizons produced the best results, though we remained underweight because valuations in the small-cap sector are less compelling relative to other segments of the market. The portfolio’s value components—Mid-Cap Value and Value—also recorded solid gains.

The most significant change made to the portfolio in 2005 involved reducing our position in Mid-Cap Value and increasing our stake in our large-cap growth holdings, Blue Chip Growth and Growth Stock, which are also the two largest positions in the portfolio. We believe that large-cap growth, which has under-performed for the past five years, is one of the most attractively valued segments of the stock market.

SPECTRUM INCOME FUND

Your fund returned 2.09% for the 12 months ended December 31, 2005, trailing the Lehman Brothers U.S. Aggregate Index but matching its Lipper peer group average. As the table shows, Spectrum Income fared better in the last six months of 2005, returning 1.40% and outperforming both the index and the peer group average. The positive influence of diversifying elements within the portfolio—such as dividend-paying stocks and emerging market bonds—was offset by a substantial decline in its international bond component.

The best performers in the portfolio were its smallest holdings—U.S. Treasury Long-Term, which was aided by relatively stable long-term interest rates, and Emerging Markets Bond, which reflected the strong performance of fixed-income securities issued in developing nations. Another positive contributor was Equity Income, which provides exposure to dividend-paying stocks. Stocks outperformed bonds in 2005, so our overweight enhanced results. An overweight in Summit Cash Reserves also helped as money market rates moved higher.

The main detractor from performance was International Bond, which is one of the largest positions in the portfolio and was the only component to decline in 2005. Short-Term Bond also underperformed as the Fed’s rate hikes pushed short-term bond yields higher and prices lower.

The portfolio maintained its diversified approach to fixed-income investing in 2005. We increased the portfolio’s exposure to more economically sensitive sectors, such as dividend-paying stocks; however, we lowered our allocation to high-yield corporate bonds in light of rich valuations. We trimmed the portfolio’s allocation to international bonds and reduced the portfolio’s interest rate exposure to the short end of the yield curve by cutting back our allocation to short-term bonds and shifting the proceeds into cash. On balance, this positioning contributed favorably to performance relative to the benchmark index.

SPECTRUM INTERNATIONAL FUND

Your fund posted a return of 19.26% in 2005, comfortably outperforming its combined index benchmark and its Lipper peer group average. As the table shows, the fund’s gains all came in the last half of the year—Spectrum International returned 19.50% for the six months ended December 31, 2005, again outpacing its benchmark and Lipper peer group average. Excellent results from emerging markets and Japanese stocks contributed to the portfolio’s outperformance in 2005.

The fund’s emerging markets components were the best performers for the second straight year. Emerging Europe & Mediterranean surged in 2005, driven by outsized returns in Russia and Turkey. Emerging Markets Stock was another top performer thanks to strength in Latin American markets.

In developed markets, the Japan Fund rallied sharply in the last six months as the Japanese economy rebounded. Solid returns from small-cap stocks overseas provided a lift to International Discovery, while New Asia benefited from the outperformance of Pacific Rim markets.

European Stock was the only fund holding to underperform the MSCI EAFE Index as equity markets in Europe lagged other regions of the world.

The portfolio’s allocation remained fairly static throughout 2005, with no major changes. The largest components included International Stock (46% of the portfolio), European Stock (28%), and Japan (10%).

OUTLOOK

As we enter 2006, the global economy has held up well, shrugging off higher energy prices and the Fed’s program of interest rate hikes. Consequently, profit growth has remained robust, outstripping stock market gains, which has led to reasonable equity valuations worldwide despite three straight years of positive performance. Risks going forward include the possibility of decelerating consumer spending and a weaker housing market in the U.S., as well as a potential slowdown in the Chinese economy. In addition, broad-based inflation has generally remained benign, but increasing capacity constraints could put upward pressure on prices.

We believe the Spectrum Funds offer a convenient way for investors to seek long-term growth or income. These funds of funds offer extensive diversification, which is perhaps the best investment strategy in any economic and market environment, and our investment professionals select the allocations to the underlying funds and make tactical adjustments in response to changing market conditions.

Respectfully submitted,

Edmund M. Notzon III
President of the Spectrum Funds and chairman of the Investment Advisory Committee

January 23, 2006

The committee chairman has day-to-day responsibility for managing the portfolios and works with committee members in developing and executing the funds’ investment program.

RISKS OF INVESTING

As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded, or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High-yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high-yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

Funds that invest overseas may carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

J.P. Morgan Emerging Markets Bond Index Plus: An unmanaged index that tracks dollar-denominated bonds issued by emerging market countries.

J.P. Morgan Non-U.S. Dollar Government Bond Index: An unmanaged index that tracks the performance of major non-U.S. bond markets.

Lehman Brothers U.S. Aggregate Index: An unmanaged index that tracks investment-grade corporate and government bonds.

MSCI EAFE Index: An unmanaged index that tracks the stocks of more than 1,000 companies in Europe, Australasia, and the Far East (EAFE).

MSCI Emerging Markets Index: An unmanaged index that tracks stocks in 26 emerging market countries.

Russell 2000 Index: An unmanaged index that tracks the smallest 2,000 of the largest 3,000 U.S. stocks.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 U.S. primarily large-cap companies.

Portfolio Highlights

TARGET ALLOCATIONS FOR UNDERLYING FUNDS

Spectrum Growth Fund	Minimum-Maximum	Target at 6/30/05	Target at 12/31/05
Growth Stock	5-20%	17.50%	18.00%
Blue Chip Growth	5-20	16.50	17.00
Equity Income	5-20	16.25	16.25
New Horizons	10-25	15.00	15.00
Value	5-20	8.75	9.25
International Stock	0-15	9.00	9.00
International Growth & Income	0-15	7.00	7.00
Mid-Cap Value	0-15	7.00	5.50
Emerging Markets Stock	0-10	3.00	3.00
Summit Cash Reserves	0-25	–	–

Spectrum Income Fund			
New Income	10-25%	24.00%	24.00%
Equity Income	10-25	17.00	18.00
High Yield	10-25	17.00	16.50
GNMA	5-20	12.50	12.50
International Bond	5-20	11.50	11.00
Summit Cash Reserves	0-25	7.50	6.00
Short-Term Bond	0-15	4.00	5.00
Corporate Income	0-10	2.50	2.50
Emerging Markets Bond	0-10	2.00	2.50
U.S. Treasury Long-Term	0-15	2.00	2.00

Spectrum International Fund			
International Stock	0-55%	46.05%	46.05%
European Stock	0-30	28.35	28.35
Japan	0-30	9.55	9.55
Emerging Markets Stock	0-20	6.75	6.75
International Discovery	0-20	4.65	4.65
New Asia	0-20	2.65	2.65
Emerging Europe & Mediterranean	0-15	2.00	2.00
Emerging Markets Bond	0-15	–	–
International Bond	0-20	–	–
International Growth & Income	0-35	–	–
Latin America	0-15	–	–
Summit Cash Reserves	0-25	–	–

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

	Year Ended 12/31/05**	12/31/04	12/31/03	12/31/02	12/31/01
NET ASSET VALUE					
Beginning of period	$ 16.87	$ 14.80	$ 11.13	$ 14.07	$ 15.72
Investment activities					
Net investment income	0.13	0.12	0.09	0.09	0.16
Net realized and unrealized gain (loss)	1.47	2.12	3.70	(2.88)	(1.37)
Total from investment activities	1.60	2.24	3.79	(2.79)	(1.21)
Distributions					
Net investment income	(0.14)	(0.12)	(0.10)	(0.08)	(0.16)
Net realized gain	(0.11)	(0.05)	(0.02)	(0.07)	(0.28)
Total distributions	(0.25)	(0.17)	(0.12)	(0.15)	(0.44)
NET ASSET VALUE					
End of period	**$ 18.22**	**$ 16.87**	**$ 14.80**	**$ 11.13**	**$ 14.07**

Ratios/Supplemental Data

Total return^‡	**9.47%**	**15.16%**	**34.09%**	**(19.83)%**	**(7.63)%**
Ratio of total expenses to average net assets ‡	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net investment income to average net assets ‡	0.75%	0.81%	0.75%	0.68%	1.05%
Portfolio turnover rate ‡	10.1%	20.3%	18.0%	3.9%	6.1%
Weighted average expense ratio of underlying Price funds*	0.83%	0.86%	0.88%	0.88%	0.87%
Effective expense ratio	0.83%	0.86%	0.88%	0.88%	0.87%
Net assets, end of period (in millions) ‡	$ 2,840	$ 2,603	$ 2,236	$ 1,739	$ 2,373

** Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

‡ Reflects the activity of the fund, and does not include the activity of the underlying Price funds. However, investment performance of the fund is directly related to the investment performance of the underlying Price funds in which it invests.

* Reflects the indirect expense impact to the fund from its investment in the underlying Price funds, based on the actual expense ratio of each underlying Price fund weighted for the fund's relative average investment therein.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

For a share outstanding throughout each period

	Year Ended 12/31/05**	12/31/04	12/31/03	12/31/02	12/31/01
NET ASSET VALUE					
Beginning of period	$ 12.09	$ 11.77	$ 10.76	$ 10.60	$ 10.77
Investment activities					
Net investment income	0.49	0.49	0.51	0.55	0.63
Net realized and unrealized gain (loss)	(0.24)	0.43	1.06	0.16	(0.15)
Total from investment activities	0.25	0.92	1.57	0.71	0.48
Distributions					
Net investment income	(0.50)	(0.49)	(0.50)	(0.55)	(0.55)
Net realized gain	(0.05)	(0.11)	(0.06)	–	(0.02)
Tax return of capital	–	–	–	–	(0.08)
Total distributions	(0.55)	(0.60)	(0.56)	(0.55)	(0.65)
NET ASSET VALUE					
End of period	**$ 11.79**	**$ 12.09**	**$ 11.77**	**$ 10.76**	**$ 10.60**

Ratios/Supplemental Data

Total return^‡	**2.09%**	**8.05%**	**14.96%**	**6.86%**	**4.59%**
Ratio of total expenses to average net assets‡	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net investment income to average net assets‡	4.03%	4.18%	4.47%	5.17%	5.91%
Portfolio turnover rate‡	40.3%	8.2%	7.4%	14.1%	22.7%
Weighted average expense ratio of underlying Price funds*	0.71%	0.73%	0.78%	0.80%	0.80%
Effective expense ratio	0.71%	0.73%	0.78%	0.80%	0.80%
Net assets, end of period (in millions)‡	$ 3,889	$ 4,502	$ 3,552	$ 2,713	$ 2,465

** Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

‡ Reflects the activity of the fund, and does not include the activity of the underlying Price funds. However, investment performance of the fund is directly related to the investment performance of the underlying Price funds in which it invests.

* Reflects the indirect expense impact to the fund from its investment in the underlying Price funds, based on the actual expense ratio of each underlying Price fund weighted for the fund's relative average investment therein.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

For a share outstanding throughout each period

	Year Ended 12/31/05**	12/31/04	12/31/03	12/31/02	12/31/01
NET ASSET VALUE					
Beginning of period	$ 10.03	$ 8.70	$ 6.40	$ 7.76	$ 10.08
Investment activities					
Net investment income	0.14	0.10	0.09	0.07	0.18
Net realized and unrealized gain (loss)	1.79	1.32	2.32	(1.36)	(2.17)
Total from investment activities	1.93	1.42	2.41	(1.29)	(1.99)
Distributions					
Net investment income	(0.02)	(0.09)	(0.10)	(0.07)	(0.18)
Net realized gain	(0.08)	–	(0.01)	–	(0.15)
Total distributions	(0.10)	(0.09)	(0.11)	(0.07)	(0.33)
NET ASSET VALUE					
End of period	**$ 11.86**	**$ 10.03**	**$ 8.70**	**$ 6.40**	**$ 7.76**

Ratios/Supplemental Data

Total return^‡	**19.26%**	**16.36%**	**37.73%**	**(16.61)%**	**(19.71)%**
Ratio of total expenses to average net assets ‡	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net investment income to average net assets ‡	1.34%	1.13%	1.36%	1.01%	2.06%
Portfolio turnover rate ‡	2.7%	12.5%	48.0%	94.4%	30.6%
Weighted average expense ratio of underlying Price funds*	1.01%	1.05%	1.10%	1.12%	1.09%
Effective expense ratio	1.01%	1.05%	1.10%	1.12%	1.09%
Net assets, end of period (in thousands) ‡	$ 164,319	$ 112,523	$ 79,477	$ 52,652	$ 64,153

** Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions in payment of no redemption or account fees.

‡ Reflects the activity of the fund, and does not include the activity of the underlying Price funds. However, investment performance of the fund is directly related to the investment performance of the underlying Price funds in which it invests.

* Reflects the indirect expense impact to the fund from its investment in the underlying Price funds, based on the actual expense ratio of each underlying Price fund weighted for the fund's relative average investment therein.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Spectrum Fund, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act) as a nondiversified, open-end management investment company. Spectrum Growth Fund, Spectrum Income Fund, and Spectrum International Fund (collectively, the Spectrum Funds) are three portfolios established by the corporation. Spectrum Growth and Spectrum Income commenced operations on June 29, 1990, and Spectrum International commenced operations on December 31, 1996.

Each Spectrum Fund diversifies its assets within set limits among specific underlying T. Rowe Price funds (underlying Price funds). Spectrum Growth seeks long-term capital appreciation and growth of income, with current income a secondary objective. Spectrum Income seeks a high level of current income with moderate share price fluctuation. Spectrum International seeks long-term capital appreciation.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation Each fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Investments in the underlying Price funds are valued at their closing net asset value per share on the day of valuation. One of the underlying Price funds held by Spectrum International, the T. Rowe Price Japan Fund, is not open on certain days when Spectrum International is open. On such days, a net asset value per share is computed for the Japan Fund solely for purposes of valuing Spectrum International. The net asset value is computed in the normal manner using the most recent yen-denominated closing prices and exchange rates on the day of valuation. Investments for which these valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the funds’ Board of Directors.

Redemption Fees A 2% fee is assessed on redemptions of Spectrum International fund shares held less than 90 days/3 months. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares and are paid to the fund. Redemption fees received by the fund are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the fund. Accordingly, redemption fees have no effect on the net assets of the fund.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the fund recognizes a loss if cost exceeds value. Gains and losses realized on in-kind redemptions are not recognized for tax purposes, and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2005, the fund realized $60,120,000 of net gain on $150,000,000 of in-kind redemptions.

Investment Transactions, Investment Income, and Distributions Income is recorded on the accrual basis. Income and capital gain distributions from the underlying Price funds are recorded on the ex-dividend date. Purchases and sales of the underlying Price funds are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to the Spectrum Funds’ shareholders are recorded on the ex-dividend date. Income distributions are declared by Spectrum Income on a daily basis and paid monthly. Income distributions are declared and paid by Spectrum Growth and Spectrum International on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENTS IN UNDERLYING PRICE FUNDS

Purchases and sales of the underlying Price funds for the year ended December 31, 2005, were as follows:

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2005, were characterized as follows for tax purposes:

At December 31, 2005, the tax-basis components of net assets were as follows:

Each fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. During the year ended December 31, 2005, the Spectrum Growth Fund utilized $62,521,000 of capital loss carryforwards. During the year ended December 31, 2005, the Spectrum Income Fund utilized no capital loss carryforwards and, as of December 31, 2005, had $8,781,000 of capital loss carryforwards that expire in 2013. During the year ended December 31, 2005, the Spectrum International Fund utilized $4,514,000 of capital loss carryforwards.

For the year ended December 31, 2005, the Spectrum Growth and the Spectrum Income funds recorded the following permanent reclassifications to reflect tax character. For Spectrum Growth, reclassifications between income and gains relate primarily to per share rounding of distributions. For Spectrum Income, reclassifications to paid-in-capital relate primarily to redemptions in kind. Reclassifications between income and gain relate primarily to the character of distributions from the underlying funds. Results of operations and net assets were not affected by the reclassifications.

At December 31, 2005, the cost of investments for federal income tax purposes was $2,073,408,000 for Spectrum Growth, $3,756,914,000 for Spectrum Income, and $148,963,000 for Spectrum International.

NOTE 4 - RELATED PARTIES

T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc., is the investment manager for Spectrum Growth and Spectrum Income, and also serves as manager for the domestic underlying Price funds. T. Rowe Price International, Inc. (Price International), a wholly owned subsidiary of Price Associates, is the investment manager for Spectrum International and also serves as manager for the international underlying Price funds. Pursuant to various service agreements, Price Associates and its wholly owned subsidiaries provide shareholder servicing and administrative, transfer and dividend disbursing, accounting, marketing, and certain other services to the Spectrum Funds. Certain officers and directors of the Spectrum Funds are also officers and directors of Price Associates and its subsidiaries, and of the underlying Price funds.

The Spectrum Funds pay no management fees; however, Price Associates and Price International receive management fees from the underlying Price funds. The Spectrum Funds operate in accordance with the investment management and special servicing agreements between and among the corporation, the underlying Price funds, Price Associates, and, in the case of Spectrum International, Price International. Pursuant to these agreements, expenses associated with the operation of the Spectrum Funds are reimbursed by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Therefore, each Spectrum Fund operates at a zero expense ratio. However, each Spectrum Fund indirectly bears its proportionate share of the management fees and operating costs of the underlying Price funds in which it invests.

The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control; however, investments by the Spectrum Funds may represent a significant portion of an underlying Price fund’s net assets. At December 31, 2005, Spectrum Growth and Spectrum International Funds each held less than 25% of the outstanding shares of any underlying Price fund; Spectrum Income Fund held 44.2% of the outstanding shares of the Corporate Income Fund, 38.8% of the outstanding shares of the GNMA Fund, 33.0% of the U.S. Treasury Long-Term Fund, 26.4% of the outstanding shares of the New Income Fund, and 26.9% of the outstanding shares of the International Bond Fund.

Additionally, Spectrum Income Fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. Shareholder servicing costs associated with each college savings plan are allocated to Spectrum Income Fund in proportion to the average daily value of its shares owned by the college savings plan and, in turn, are borne by the underlying Price funds in accordance with the terms of the investment management and special servicing agreements. At December 31, 2005, approximately 13.5% of the outstanding shares of Spectrum Income Fund were held by the college savings plans.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price Spectrum Funds, Inc. and Shareholders of T. Rowe Price Spectrum Growth Fund, Spectrum Income Fund, and Spectrum International Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Spectrum Growth Fund, Spectrum Income Fund, and Spectrum International Fund (the funds comprising T. Rowe Price Spectrum Funds, Inc., hereafter referred to collectively as the “Funds”) at December 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005, by agreement to the underlying ownership records for T. Rowe Price Blue Chip Growth Fund, T. Rowe Price Corporate Income Fund, T. Rowe Price Emerging Europe & Mediterranean Fund, T. Rowe Price Emerging Markets Bond Fund, T. Rowe Price Emerging Markets Stock Fund, T. Rowe Price Equity Income Fund, T. Rowe Price European Stock Fund, T. Rowe Price GNMA Fund, T. Rowe Price Growth Stock Fund, T. Rowe Price High Yield Fund, T. Rowe Price International Bond Fund, T. Rowe Price International Discovery Fund, T. Rowe Price International Growth & Income Fund, T. Rowe Price International Stock Fund, T. Rowe Price Japan Fund, T. Rowe Price Mid-Cap Value Fund, T. Rowe Price New Asia Fund, T. Rowe Price New Horizons Fund, T. Rowe Price New Income Fund, T. Rowe Price Short-Term Bond Fund, T. Rowe Price U.S. Treasury Long-Term Fund, and T. Rowe Price Value Fund provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 13, 2006

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/05

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The funds’ distributions included capital gain amounts as follows:

For taxable non-corporate shareholders, income represents qualified dividend income subject to the 15% rate category as follows:

For corporate shareholders, income qualifies for the dividends-received deduction as follows:

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUNDS’ DIRECTORS AND OFFICERS

Your funds are governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees, expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the funds’ directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); “inside” directors are officers of T. Rowe Price. The Board of Directors elects the funds’ officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the funds’ directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years
Portfolios Overseen]	and Directorships of Other Public Companies

Jeremiah E. Casey**	Director, National Life Insurance (2001 to 8/05); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004)
2005
[59]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to pre-
(1945)	sent); Director, Chairman of the Board, and Chief Executive Officer,
2001	The Rouse Company, real estate developers (1997 to 2004); Director,
[113]	Mercantile Bank (4/03 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, President, and Chief Executive Officer, The
1999	Haven Group, a custom manufacturer of modular homes (1/04 to pre-
[113]	sent)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Canyon Resources Corp. and Golden Star Resources Ltd. (5/00 to pre-
1999	sent) and Pacific Rim Mining Corp. (2/02 to present)
[113]

Karen N. Horn	Managing Director and President, Global Private Client Services,
(1943)	Marsh Inc. (1999 to 2003); Managing Director and Head of
2003	International Private Banking, Bankers Trust (1996 to 1999); Director,
[113]	Eli Lilly and Company and Georgia Pacific

F. Pierce Linaweaver	President, F. Pierce Linaweaver & Associates, Inc., consulting environ-
(1934)	mental and civil engineers
2001
[113]

Theo C. Rodgers***	President, A&R Development Corporation
(1941)
2005
[97]

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company; Partner, Blackstone Real Estate Advisors, L.P.;
2001	Director, AMLI Residential Properties Trust
[113]

*	Each independent director serves until retirement, resignation, or election of a successor.
***	Elected effective April 1, 2005.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years
Portfolios Overseen]	and Directorships of Other Public Companies

James A.C. Kennedy, CFA	Director and Vice President, T. Rowe Price and T. Rowe Price Group,
(1953)	Inc.; Director, T. Rowe Price Global Asset Management Limited,
2001	T. Rowe Price Global Investment Services Limited, and T. Rowe Price
[45]	International, Inc.

James S. Riepe	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1943)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the
1990	Board and Director, T. Rowe Price Global Asset Management Limited,
[113]	T. Rowe Price Global Investment Services Limited, T. Rowe Price
Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc.,
and T. Rowe Price Services, Inc.; Chairman of the Board, Director,
President, and Trust Officer, T. Rowe Price Trust Company; Director,
T. Rowe Price International, Inc.; Chairman of the Board, all funds

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Mark C.J. Bickford-Smith (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President, Spectrum Funds	T. Rowe Price International, Inc.

Stephen W. Boesel (1944)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President, Spectrum Funds	Group, Inc., and T. Rowe Price Trust Company

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Spectrum Funds	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Spectrum Funds	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Kenneth D. Fuller (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Spectrum Funds	Group, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, Spectrum Funds	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Spectrum Funds	Trust Company

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, Spectrum Funds	Investment Services, Inc., T. Rowe Price
Services, Inc., and T. Rowe Price Trust Company;
Vice President, T. Rowe Price, T. Rowe Price
Group, Inc., T. Rowe Price International, Inc., and
T. Rowe Price Retirement Plan Services, Inc.

John H. Laporte, CFA (1945)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Spectrum Funds	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Spectrum Funds	T. Rowe Price Investment Services, Inc.

Mary J. Miller, CFA (1955)	Director and Vice President, T. Rowe Price; Vice
Executive Vice President, Spectrum Funds	President, T. Rowe Price Group, Inc.

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Spectrum Funds	Group, Inc., and T. Rowe Price International, Inc.
Edmund M. Notzon III, Ph.D., CFA (1945)	Vice President, T. Rowe Price, T. Rowe Price
President, Spectrum Funds	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Brian C. Rogers, CFA, CIC (1955)	Chief Investment Officer, Director, and Vice
Vice President, Spectrum Funds	President, T. Rowe Price and T. Rowe Price
Group, Inc.; Director and Vice President,
T. Rowe Price Trust Company

Charles M. Shriver, CFA (1967)	Vice President, T. Rowe Price
Vice President, Spectrum Funds

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Spectrum Funds

David J.L. Warren (1957)	Director and Vice President, T. Rowe Price; Vice
Executive Vice President, Spectrum Funds	President, T. Rowe Price Group, Inc.; Chief
Executive Officer, Director, and President,
T. Rowe Price International, Inc.; Director,
T. Rowe Price Global Asset Management
Limited and T. Rowe Price Global Investment
Services Limited

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Donald W. Dick Jr. qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Dick is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004
Audit Fees	$17,320	$17,682
Audit-Related Fees	1,114	2,815
Tax Fees	4,920	4,795
All Other Fees	1,181	-

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,008,000 and $903,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal a.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Spectrum Fund, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	February 21, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	February 21, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	February 21, 2006